[LOGO]


        The Argentina Fund, Inc.






        Annual Report
        October 31, 2001



















        A closed-end investment company primarily investing in cash, cash equivalents or securities of Latin American issuers.

[LOGO] The Argentina Fund, Inc.
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Investment Objective and Policies

o primarily investing in cash, cash equivalents or securities of Latin American issuers

Investment Characteristics

o        non-diversified closed-end investment company


[LOGO]  General Information
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Executive Offices                  The Argentina Fund, Inc.
                                   345 Park Avenue
                                   New York, NY 10154

                                   For fund information: 1-800-349-4281

Transfer Agent, Registrar          For account information: 1-800-294-4366
and Dividend Reinvestment
Plan Agent                         Scudder Investments Service Company
                                   P.O. Box 219153
                                   Kansas City, MO 64121-9153

Legal Counsel                      Willkie Farr & Gallagher

Custodian                          Brown Brothers Harriman & Co.

Independent Accountants            PricewaterhouseCoopers LLP

New York Stock Exchange Symbol -- AF

[LOGO] Contents
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   4    Letter to Shareholders

   7    Investment Summary

   8    Portfolio Summary

   9    Investment Portfolio

  11    Financial Statements

  14    Financial Highlights

  15    Notes to Financial Statements

  19    Report of Independent Accountants

  20    Tax Information

  21    Investment Manager

  22    Directors and Officers




Net Asset Value

The fund's net asset value is listed in the following publications:

   The Wall Street Journal (Mondays)

   The New York Times

   Barron's

   The Financial Times




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This report is not a prospectus, circular, or representation intended for use in the purchase or sale of the fund or of any securities mentioned in the report.
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                                       3

Letter to Shareholders
--------------------------------------------------------------------------------


Dear Shareholders:

Argentina's stock market declined during the 12-month period ended October 31, 2001 due to continued weakness in domestic and global growth, fears that the country would default on its debt, and concern over the potential for a currency devaluation. These worries caused the Argentine stock market, as represented by the IFC Argentina Global Total Return Index, to sink 50.03 percent. In comparison, the fund's net asset value total return fell 39.10 percent. Its share price -- quoted on the NYSE -- declined 22.47 percent to close at $7.76 per share, representing a discount of 5.83 percent to NAV.


Investment Backdrop

Argentina is plagued by excessive external debt, burdensome government regulation, and the lack of a coordinated policy response to the nation's woes. The country was able to withstand these difficulties while the global economy was strong, and the announcement of a zero-deficit policy -- under which the government would spend no more than it took in -- initially encouraged investors when it was announced during the summer. However, declining global growth rates have had a significant impact on Argentina. Economic weakness around the world has led to reduced demand for commodities, hurting prices for key exports such as oil, metals, and agricultural products. Foreign direct investment has also declined substantially. These difficulties were exacerbated by the events of September 11, as slower growth in the United States postponed the global recovery, making an economic rebound in Argentina over the short term even less likely.

The resulting slowdown in the Argentine economy has been dramatic. Economic activity has declined sharply, and the country appears to be headed for its fourth consecutive year of negative growth. This situation has led to a shortfall in tax revenues, leaving the country without enough money to fulfill the "zero deficit" pledge or make payments on its $132 billion debt without significant fiscal cuts. A planned debt restructuring (in which high-coupon debt is exchanged for lower-coupon debt with longer maturities) is being viewed by the markets as a de facto default, and fears abound that the country will also be forced to devalue its currency. This problem, which has dragged on for many months and has not been met by an effective policy response by Argentina's government, has depressed investor confidence and caused bond spreads to widen to crisis levels. In combination, these factors have taken a substantial toll on the Argentine stock market.

Shareholders Vote to Approve Acquisition of
Assets of The Argentina Fund

At the annual meeting of the shareholders of the fund on October 16, 2001, the stockholders approved an Agreement and Plan of Reorganization (the "Agreement") that provided for the fund to transfer all of its assets to Scudder International Fund on behalf of its series, Scudder Latin America Fund, in exchange for shares of Scudder Latin America Fund and the assumption by Scudder International Fund, on behalf of Scudder Latin America Fund, of all of the liabilities of the fund (the "Acquisition"). The number of votes cast for approval of the Agreement was 5,744,670; the number cast against was 49,120; and the number withheld/abstaining was 19,238. The number of broker non-votes was 2,421,952.

In addition, the stockholders also elected Ronaldo A. da Frota Nogueira and Susan Kaufman Purcell as Directors of the fund. The number of votes cast for election of Mr. Nogueira was 8,150,181 and the number withheld/abstaining was 84,799. The number of broker non-votes was 0. The number of votes cast for election of Dr. Purcell was 8,139,019 and the number withheld/abstaining was 95,961. The number of broker non-votes was 0. In addition, Kenneth C. Froewiss, Nicholas Bratt and Robert J. Callander continued their terms of office as Directors of the fund after the meeting.

The Acquisition was completed on December 14, 2001. As a result of the Acquisition, the stockholders of the fund became stockholders of Scudder Latin America Fund and the fund shortly will be dissolved.

Effective upon the stockholders' approval of the Agreement on October 16, 2001, the fund's policy of investing at least 65% of its assets in Argentine issuers was replaced with a policy of investing at least 65% of its assets in cash, cash equivalents or securities of Latin American issuers.

The Board of Directors believes that the Acquisition would provide stockholders with the benefits of a fund (i.e., the Latin America Fund) which, as a result of a broader geographic investment focus, is not susceptible to the risks associated with a single-country investment focus and provides greater investment opportunities across the Latin American region. Further, in addition to its size and performance, the Latin America Fund has established market appeal and a basis for continuing support from the brokerage community, as well as an established track record in Latin American investments. Finally, the Acquisition will allow stockholders to benefit from the open-end form of the Latin America Fund by redeeming shares at net asset value (less any applicable redemption fee), rather than at a discount from net asset value as is currently the case with The Argentina Fund.

Given that the fund was closed, we sought to reduce the majority of its stake in Argentina. As of October 31, 2001, we have kept 45 percent of assets invested in the Latin American markets, but have opted to put the remainder in cash.

Thank you for your investment in The Argentina Fund, Inc.

Sincerely,

/s/Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

December 14, 2001

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[LOGO] Investment Summary                                 as of October 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Historical Information
--------------------------------------------------------------------------------
                                          Total Return (%)
                  --------------------------------------------------------------
                      Market Value      Net Asset Value (a)        Index (b)
                  --------------------  --------------------  ------------------
                             Average               Average               Average
                  Cumulative  Annual    Cumulative  Annual    Cumulative  Annual
--------------------------------------------------------------------------------
Current Quarter    -22.01         --     -23.75         --      -32.59        --
--------------------------------------------------------------------------------
1-Year             -22.47     -22.47     -39.10     -39.10      -50.03    -50.03
--------------------------------------------------------------------------------
3-Year              -6.03      -2.05     -26.15      -9.61      -46.91    -19.03
--------------------------------------------------------------------------------
5-Year             -17.58      -3.79     -20.66      -4.52      -44.00    -10.95
--------------------------------------------------------------------------------
10-Year            -27.28      -3.14       2.89        .28      -31.09     -3.66
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Per Share Information and Returns (a)
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%)

                 1992  1993   1994  1995   1996  1997   1998  1999  2000    2001
---------------------------------------------------------------------------------
Net Asset         9.35  12.69 14.53  10.27 12.70  14.60 13.02 14.59  14.12  8.24
Value  ($)
---------------------------------------------------------------------------------
Income
Dividends ($)      .06    .05   .14    .27   .33    .33   .25   .45    .31   .23
---------------------------------------------------------------------------------
Capital Gains
Distributions
($)                 --    .09   .02    .46    --     --    --    --    .39   .27
---------------------------------------------------------------------------------
Total Return (%)-14.55  37.55 15.58 -24.94 26.86  17.94 -8.90 18.26   2.54 -39.10
---------------------------------------------------------------------------------

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(b) IFC Argentina Global Total Return Index U.S.$.

    Past results are not necessarily indicative of future performance of the Fund.

[LOGO] Portfolio Summary                                  as of October 31, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


Equity Securities              45%
Cash Equivalents               55%
----------------------------------
                              100%
----------------------------------



--------------------------------------------------------------------------------
 Sectors (Sector breakdown of the Fund's equity securities)
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


Energy                         41%
Consumer Staples               24%
Financial                      14%
Utilities                       9%
Construction                    8%
Communications                  2%
Metals & Minerals               2%
----------------------------------
                              100%
----------------------------------



--------------------------------------------------------------------------------
 Ten Largest Equity Holdings at October 31, 2001* (42.4% of Portfolio)
--------------------------------------------------------------------------------
 1. Petroleo Brasileiro SA                                               13.1%
--------------------------------------------------------------------------------
 2. Banco Itau SA                                                         5.8%
--------------------------------------------------------------------------------
 3. Companhia de Bebidas das Americas                                     5.4%
--------------------------------------------------------------------------------
 4. Companhia Cervecerias Unidas SA                                       3.6%
--------------------------------------------------------------------------------
 5. Loma Negra Cia SA                                                     3.3%
--------------------------------------------------------------------------------
 6. Perez Companc SA                                                      3.2%
--------------------------------------------------------------------------------
 7. Petrobas Distribuidora SA                                             2.5%
--------------------------------------------------------------------------------
 8. Capex SA                                                              2.0%
--------------------------------------------------------------------------------
 9. Quilmes Industrial SA                                                 2.0%
--------------------------------------------------------------------------------
10. Empresa Nacional de Electricida Chile                                 1.5%
--------------------------------------------------------------------------------

* Portfolio holdings are subject to change.

[LOGO] Investment Portfolio                               as of October 31, 2001
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                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Common Stocks 44.4%
--------------------------------------------------------------------------------

Construction 3.4%
--------------------------------------------------------------------------------

Building Materials
Juan Minetti y Cia "B"*                                 83,421          63,107
Loma Negra Cia SA (b)                                  448,653       2,355,428
--------------------------------------------------------------------------------
                                                                     2,418,535
--------------------------------------------------------------------------------

Consumer Staples 11.1%
--------------------------------------------------------------------------------

Food & Beverage
Companhia de Bebidas das Americas
  (Preferred) (ADR) (c)                                236,500       3,840,760
Companhia Cervecerias Unidas SA (ADR) (d)              161,300       2,551,766
Quilmes Industrial SA (ADR)                            138,725       1,387,250
Quimica Estrella SA "B"* (b)                           227,160         102,061
--------------------------------------------------------------------------------
                                                                     7,881,837
--------------------------------------------------------------------------------

Energy 18.8%
--------------------------------------------------------------------------------

Oil Companies
Perez Companc SA "B" (ADR)                             211,030       2,236,918
Petrobras Distribuidora SA (Preferred) (c)         165,600,000       1,795,058
Petroleo Brasileiro SA (Preferred) (c)                 480,000       9,318,122
--------------------------------------------------------------------------------
                                                                    13,350,098
--------------------------------------------------------------------------------

Financial 6.4%
--------------------------------------------------------------------------------

Banks 5.7%
Banco Itau SA (Preferred) (c)                       63,600,000       4,079,821
--------------------------------------------------------------------------------

Other Financial Companies 0.7%
BI SA "A" (New) (b)                                    807,856         403,928
BI SA Certificates (b) (e)                             153,715          76,858
--------------------------------------------------------------------------------
                                                                       480,786
--------------------------------------------------------------------------------

Metals & Minerals 0.7%
--------------------------------------------------------------------------------

Steel & Metals
Siderca S.A.I.C. (ADR)                                  43,000         491,490
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

[LOGO]
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                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Utilities 4.0%
--------------------------------------------------------------------------------

Electric Utilities 3.6%
Capex SA "A"* (b)                                      767,330       1,435,840
Empresa Nacional de Electricidad Chile (ADR) (d)       124,849       1,086,186
--------------------------------------------------------------------------------
                                                                     2,522,026
--------------------------------------------------------------------------------

Natural Gas Distribution 0.4%
Transportadora de Gas del Sur "B"                      282,988         250,608
--------------------------------------------------------------------------------
Total Common Stocks (Cost $33,467,491)                              31,475,201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Preferred Stocks 1.0%
--------------------------------------------------------------------------------

Communications
--------------------------------------------------------------------------------

Telephone/Communications
Nortel Inversora "A" (ADR) (b)                          33,663         412,641
Nortel Inversora "B" (ADR)                              87,485         328,069
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $1,531,556)                               740,710
--------------------------------------------------------------------------------
                                                    Principal
                                                    Amount ($)      Value ($)
--------------------------------------------------------------------------------
 Short-Term Investments 54.6%
--------------------------------------------------------------------------------
Federal Home Loan Bank, 2.46%**, 11/1/2001
  (Cost $38,706,000)                                38,706,000      38,706,000
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $73,705,047) (a)         70,921,911
--------------------------------------------------------------------------------

*   Non-income producing security.

**  Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $73,873,669. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $2,951,758. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,310,646 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,262,404.

(b) Securities valued at fair value by management and approved in good faith following procedures approved by the Board of Directors amounted to $4,786,756 (6.24% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001 aggregated $9,690,680. These securities may also have certain restrictions as to resale.

(c) Investments in Brazilian companies aggregating $19,033,761 (24.8% of net assets).

(d) Investments in Chilean companies aggregating $3,637,952 (4.7% of net assets).

(e) Company in liquidation through 2003. Shares represent the Fund's interest in capital reduction commitment of issuer.



    The accompanying notes are an integral part of the financial statements.

[LOGO] Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of October 31, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $73,705,047)            $   70,921,911
--------------------------------------------------------------------------------
Cash                                                                       3,135
--------------------------------------------------------------------------------
Receivable for investments sold                                        6,297,047
--------------------------------------------------------------------------------
Dividends receivable                                                      76,459
--------------------------------------------------------------------------------
Total assets                                                          77,298,552
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for subscribed shares                                            208,620
--------------------------------------------------------------------------------
Accrued management fee                                                    61,453
--------------------------------------------------------------------------------
Accrued reorganization costs                                             142,945
--------------------------------------------------------------------------------
Other accrued expenses and payables                                      190,057
--------------------------------------------------------------------------------
Total liabilities                                                        603,075
--------------------------------------------------------------------------------
Net assets, at value                                              $   76,695,477
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                             2,460,947
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                        (2,783,136)
--------------------------------------------------------------------------------
  Foreign currency related transactions                                  (7,206)
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (37,151,690)
--------------------------------------------------------------------------------
Paid-in capital                                                      114,176,562
--------------------------------------------------------------------------------
Net assets, at value                                              $   76,695,477
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value per share ($76,695,477 / 9,302,808 shares of      $         8.24
common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)
--------------------------------------------------------------------------------

[LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statement of Operations for the year ended October 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $80,438)              $    4,775,813
--------------------------------------------------------------------------------
Interest                                                                 247,670
--------------------------------------------------------------------------------
Total Income                                                           5,023,483
--------------------------------------------------------------------------------
Expenses:
Management fee                                                         1,199,538
--------------------------------------------------------------------------------
Services to shareholders                                                  23,304
--------------------------------------------------------------------------------
Custodian and accounting fees                                            260,574
--------------------------------------------------------------------------------
Auditing                                                                  88,169
--------------------------------------------------------------------------------
Legal                                                                    119,353
--------------------------------------------------------------------------------
Directors' fees and expenses                                              62,706
--------------------------------------------------------------------------------
Reports to shareholders                                                   59,057
--------------------------------------------------------------------------------
Reorganization                                                           191,500
--------------------------------------------------------------------------------
Other                                                                     45,134
--------------------------------------------------------------------------------
Total expenses                                                         2,049,335
--------------------------------------------------------------------------------
Net investment income (loss)                                           2,974,148
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                         (36,951,968)
--------------------------------------------------------------------------------
Foreign currency related transactions (including CPMF tax of            (91,071)
$7,519)
--------------------------------------------------------------------------------
                                                                    (37,043,039)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                         (15,966,269)
--------------------------------------------------------------------------------
Foreign currency related transactions                                    (6,693)
--------------------------------------------------------------------------------
                                                                    (15,972,962)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (53,016,001)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ (50,041,853)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

[LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Years Ended October 31,

Increase (Decrease) in Net Assets                      2001             2000
--------------------------------------------------------------------------------
Operations:
Net investment income (loss)                     $     2,974,148  $    2,831,189
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (37,043,039)       2,407,752
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on       (15,972,962)     (3,031,870)
investment transactions during the period
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting     (50,041,853)       2,207,071
from operations
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                (2,137,920)     (2,878,155)
--------------------------------------------------------------------------------
Net realized gains                                   (2,463,255)     (3,620,904)
--------------------------------------------------------------------------------
Total distributions                                  (4,601,175)     (6,499,059)
--------------------------------------------------------------------------------
Reinvestment of distributions                             86,292         130,228
--------------------------------------------------------------------------------
Increase (decrease) in net assets                   (54,556,736)     (4,161,760)
--------------------------------------------------------------------------------
Net assets at beginning of period                    131,252,213     135,413,973
--------------------------------------------------------------------------------
Net assets at end of period (including           $    76,695,477  $  131,252,213
undistributed net investment income of
$2,460,947 and $1,593,679, respectively)
--------------------------------------------------------------------------------

Other Information
--------------------------------------------------------------------------------
Shares outstanding at beginning of period              9,295,304       9,284,370
--------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of           7,504          10,934
distributions
--------------------------------------------------------------------------------
Shares outstanding at end of period                    9,302,808       9,295,304
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

[LOGO] Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Years Ended October 31,             2001     2000      1999     1998      1997
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of     $14.12    $14.59   $13.02    $14.60   $12.70
period
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)^a     .32       .30      .38       .39      .30
--------------------------------------------------------------------------------
  Net realized and unrealized     (5.70)     (.07)     1.64    (1.72)     1.93
  gain (loss) on investment
  transactions
--------------------------------------------------------------------------------
  Total from investment operations (5.38)       .23     2.02    (1.33)     2.23
--------------------------------------------------------------------------------
Less distributions from:           (.23)     (.31)    (.45)     (.25)    (.33)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on            (.27)     (.39)       --        --       --
  investment transactions
--------------------------------------------------------------------------------
  Total distributions              (.50)     (.70)    (.45)     (.25)    (.33)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 8.24    $14.12   $14.59    $13.02   $14.60
--------------------------------------------------------------------------------
Market value, end of period       $ 7.76    $10.44   $10.69    $ 9.63   $12.31
--------------------------------------------------------------------------------

Total Return
--------------------------------------------------------------------------------
Per share market value (%)        (22.47)     3.43    17.19    (20.15)    9.84
--------------------------------------------------------------------------------
Per share net asset value (%)^b   (39.10)     2.54    18.26    (8.90)    17.94
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period             77       131      135       121      135
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)              1.78c      1.43     1.47      1.48     1.71
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          2.58      1.95     2.88      2.75     1.96
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            5        13       41        14       32
--------------------------------------------------------------------------------

^a  Based on average shares outstanding during the period.

^b Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

^c The ratio of operating expenses excluding costs incurred in connection with the reorganization was 1.61% (see Notes to Financial Statements).

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[LOGO] Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities. At October 31, 2001, the exchange rates were U.S. $1 to 0.9994 Argentine peso and U.S. $1 to 2.6735 Brazilian real.

[LOGO]
--------------------------------------------------------------------------------

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends. However, under Brazilian and Chilean tax laws, the Fund is subject to withholding taxes on dividends ranging from 15% to 35%.

The Fund was subject to a 0.30% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market until March 17, 2001. Effective March 18, 2001, the CPMF tax is 0.38%.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $36,983,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such

[LOGO]
--------------------------------------------------------------------------------

dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $5,756,960 and $48,227,625, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), formerly Scudder Kemper Investments, Inc., the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.04% of the Fund's average weekly net assets and payable monthly.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 2001, the amount charged to the Fund by SFAC aggregated $86,000, of which $9,786 is unpaid at October 31, 2001.

Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, a subsidiary of the Manager, provides shareholder communications services for the Fund. For the year ended October 31, 2001, the amount charged to the Fund by SISC aggregated $15,000, of which $2,500 is unpaid at October 31, 2001.

The Fund pays each Director not affiliated with the Manager an annual retainer plus specified amounts for attended board and committee meetings.

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[LOGO]
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D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co., for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Plan of Reorganization

On June 4, 2001, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the "Agreement") between the Fund and the Scudder Latin America Fund, which was subsequently approved by shareholders on October 16, 2001. Pursuant to the Agreement on December 14, 2001, the Fund transferred all of its assets and liabilities to Scudder International Fund on behalf of its series, Scudder Latin America Fund, in a tax-free exchange of shares (the "Acquisition"). Costs incurred in connection with the Acquisition were borne jointly by ZSI and the Fund. The Fund's costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations.

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[LOGO] Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and the Shareholders of The Argentina Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of The Argentina Fund, Inc. (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 7, 2001, except for Note F,
as to which the date is
December 17, 2001.

[LOGO] Tax Information                                               (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.095 per share from net long-term capital gains dividends during its year ended October 31, 2001, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

[LOGO] Investment Manager
--------------------------------------------------------------------------------

The investment manager of The Argentina Fund, Inc. is Zurich Scudder Investments, Inc. (the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

The Manager also manages the assets of other closed-end investment companies which invest primarily in foreign securities: The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of the Manager, with the exception of Threadneedle Investments in the U.K. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

[LOGO] Directors and Officers
--------------------------------------------------------------------------------


Nicholas Bratt*
   Chairman of the Board, President and Director

Robert J. Callander
   Director

Kenneth C. Froewiss
   Director

Ronaldo A. da Frota Nogueira
   Director

Dr. Susan Kaufman Purcell
   Director

Jose E. Rohm
   Honorary Director

Judith A. Hannaway*
   Vice President

Tara C. Kenney*
   Vice President

Paul H. Rogers*
   Vice President

John Millette*
   Vice President and Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

John R. Hebble*
   Treasurer

Thomas Lally*
   Assistant Treasurer

Brenda Lyons*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary

*   Zurich Scudder Investments, Inc.

[LOGO] Notes
--------------------------------------------------------------------------------




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